Net Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Net Loss Per Share
12. Net Loss Per Share
The following outstanding potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share for the periods presented due to their anti-dilutive effect:

	December 31,
	2022	2021
Equity awards	4,839,554	3,536,780
Common stock warrants	3,728,821	13,361

Total anti-dilutive securities	8,568,375	3,550,141